TAXES	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
TAXES

NOTE 9 – TAXES

The current and deferred components of the income tax provision which are substantially attributable to the Company’s subsidiaries in Indonesia. Due to the unrecovered expenditures on TAC and KSO operations, there was no provision for income taxes for the six months ended June 30, 2021 and 2020.

The effective tax rate is based on expected income and statutory tax rates. For interim financial reporting, the Company estimates the annual tax rate based on projected taxable income for the full year and records an interim income tax provision in accordance with guidance on accounting for income taxes in an interim period. As the year progresses, the Company refines the estimates of the year’s taxable income as new information becomes available. The Company’s effective tax rates for the six months ended June 30, 2021 and 2020 were 0% and 0%, respectively.

The Company did not incur any interest and penalties related to potential underpaid income tax expenses.

NOTE 11 – TAXES

The Company and its subsidiaries file tax returns separately.

1) Value added tax (“VAT”)

The Company’s subsidiaries’ activities and revenues are not subject to VAT. VAT is typically due on events involving the transfer of taxable goods or the provision of taxable services in the Indonesia, except for some goods and services, such as mining or drilling products extracted directly from their sources, for example crude oil, natural gas and geothermal energy.

Nevertheless, the Company’s subsidiaries are classified as VAT Collectors. As the name implies, VAT Collector is required to collect the VAT due from a taxable enterprise (vendor) on the delivery to it of taxable goods or services and to pass the VAT payment directly to the government, rather than to the vendor or the service provider. The VAT Collectors are currently the State Treasury, State Owned Enterprises (Badan Usaha Milik Negara/BUMN) and some of their subsidiaries, and PSC (Production Sharing Contract) companies such as the Company’s. This means that, although the Company is not subject to VAT, the Company has the obligation to collect the VAT and pay the VAT on behalf of the Company’s vendors to the Indonesian government.

2) Income tax

Cayman Islands

The Company is incorporated in the Cayman Islands. Under the current laws of the Cayman Islands, the Company is not subject to income or capital gains taxes. In addition, dividend payments are not subject to withholdings tax in the Cayman Islands.

Hong Kong

WJ Energy does not have assessable profits derived from Hong Kong, and accordingly is not subject to Hong Kong taxation.

Indonesia

The Company’s subsidiaries incorporated in Indonesia are subject to Indonesia Corporate Income Tax (“CIT”) law. Pursuant to the Indonesia CIT law, given the specific year (2000) in which the TAC was signed, GWN’s TAC operations are subject to a CIT rate of 30%. Unless that GWN fully recovers its expenditures, the GWN’s TAC operations are effectively exempted from the application of the CIT. Upon the expiry of the TAC, any unrecovered portion of the Kruh Block oil and gas investment will be deemed as waived by the Company and will not be available for tax deduction purposes for any future earnings. As of December 31, 2020 and 2019, the unrecovered expenditures on TAC operations are $16,766,664.59 and $16,373,223, respectively.

Other Indonesia subsidiaries are subject to a flat standard CIT rate of 25%, on which these subsidiaries would also enjoy a 50% discount over the standard CIT rate provided that each of these subsidiaries’ annual revenue proceed is less than 50 billion Rupiah (or approximately $374,000) per year.

The components of the income tax provision are:

Years Ended December 31,
	2020	2019	2018
Current	$-	$-	$-
Deferred	-	-	-
Total income tax provision	$-	$-	$-

The reconciliation of income taxes provision computed at the statutory tax rate applicable to income tax provision are as follows:

	Years Ended December 31,
	2020	2019	2018
(Loss) income before income tax	$(6,951,698)	$(1,673,735)	$140,988
Computed income tax expense (benefit) with statutory income tax rate	(1,737,925)	(418,434)	35,247
Effect of tax holiday and preferential tax rate	16,759	25,045	21,841
Effect of different tax rates in other jurisdictions	1,281,519	130,962	100,390
Effect of different tax rates for the TAC/KSO operations	(86,668)	(41,896)	36,286
Effect of tax exemption for unrecovered expenditures on TAC/KSO operations	520,007	251,378	(217,714)
Change in valuation allowance	6,308	52,945	23,950
Total income tax provision	$-	$-	$-

The components of the deferred tax assets are as follows:

	As of December 31,
	2020	2019
Tax loss carry forwards	$83,203	$76,895
Total deferred tax assets, gross	83,203	76,895
Valuation allowance	(83,203)	(76,895)
Total deferred tax assets, net	$-	$-

The Company considers positive and negative evidence to determine whether some portion or all of the deferred tax assets will more likely than not be realized. This assessment considers, among other matters, the nature, frequency and severity of recent losses, forecasts of future profitability, the duration of statutory carry forward periods, the Company’s experience with tax attributes expiring unused and tax planning alternatives. Valuation allowances have been established for deferred tax assets based on a more-likely-than-not threshold. The Company’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income within the carry forward periods provided for in the tax law. As of December 31, 2020 and 2019, the Company had tax operating loss carry forwards of $118,533 and $181,875, respectively from its subsidiary in Hong Kong and $509,156 and $375,086, respectively from its subsidiaries in Indonesia, which can be carried forward to offset taxable income. The net operating loss will be carried forwards indefinitely under Hong Kong Tax regulations, while the net operating loss will expire in year 2023 if not utilized under Indonesian Tax regulations. For the years ended December 31, 2020 and 2019, the Company recognized a valuation allowance against deferred tax assets on tax loss carry forward of $83,203 and $76,895, respectively.